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                                                            EXHIBIT 99

                               INDEX TO EXHIBITS

Exhibit
Number   Description
-------  -----------

 99.1 Global Marine Inc. News Release dated July 17, 2001, reporting financial results for the quarter and six months ended June 30, 2001.